UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2007

Crown Castle International Corp.
(Exact Name of Registrant as Specified in its Charter)

Delaware 001-16441 76-0470458
(State or Other (Commission File (IRS Employer
Jurisdiction of Number) Identification
Incorporation) Number)

510 Bering Drive
Suite 600
Houston, TX 77057
(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (713) 570-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On January 16, 2007, certain former Global Signal Inc. stockholders initiated a discussion with Crown Castle International Corp. (“Crown Castle”) about a possible acquisition of shares of Crown Castle common stock by Crown Castle. On January 18, 2007, Crown Castle's board of directors (“Board”) approved the entering into of such a transaction. As a result, on January 19, 2007, Crown Castle entered in a stock purchase agreement (“Stock Purchase Agreement”) with certain investment funds affiliated with Fortress Investment Group LLC (collectively, “Fortress”), Greenhill Capital Partners, LLC and certain of its affiliated investment funds (collectively, “Greenhill”), and  certain investment funds affiliated with Abrams Capital, LLC (collectively, “Abrams Capital”, and together with Fortress and Greenhill, the “Stockholders”) pursuant to which Crown Castle agreed to purchase (the “Stock Purchase”) an aggregate of 17,713,819 million shares of its common stock from the Stockholders for a purchase price per share of approximately $33.87 and total consideration of $600 million in cash. The price of the shares to be purchased was based on a 1% discount to the trailing five-day average of the closing price of Crown Castle shares as of January 18, 2007.

Pursuant to the terms of the Stock Purchase Agreement, the Stock Purchase will be in lieu of the Stockholders’ right to require Crown Castle to do a marketed secondary offering within 90 days after the merger of Global Signal Inc. with and into a wholly owned subsidiary of Crown Castle (“Merger”) pursuant to the Stockholders Agreement (“Stockholders Agreement”) dated October 5, 2006, by and among Crown Castle and the Stockholders, executed in connection with the Merger. The Stockholders will retain their registration and other rights under the Stockholders Agreement with regards to the remaining Crown Castle shares they received in the Merger.

The Stock Purchase, which is expected to close on January 26, 2007, is subject to a number of customary closing conditions, including, but not limited to, receipt by Crown Castle’s wholly owned subsidiary Crown Castle Operating Company of at least $600 million in gross cash proceeds under a new term loan. Crown Castle intends to fund the Stock Purchase with such proceeds.

The above summary of the Stock Purchase Agreement is qualified in its entirety by reference to the complete terms and provisions of the Stock Purchase Agreement filed herewith as Exhibit 10.1.

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d) As previously disclosed on a Form 8-K filed by Crown Castle on January 17, 2007, in connection with the Merger and pursuant to the Stockholders Agreement, Crown Castle has expanded its Board to thirteen directors. In addition to Robert H. Niehaus and Wesley R. Edens, who joined the Board on January 12, 2007 and January 13, 2007, respectively, effective January 20, 2007, David C. Abrams, as a representative of Abrams Capital, became a Class III director with a term expiring at the 2007 annual meeting of Crown Castle stockholders. Mr. Abrams previously served as a director of Global Signal Inc. The information with respect to Mr. Abrams required by Item 404(a) of Regulation S-K was previously reported in Crown Castle’s Registration Statement on Form S-4 (File No. 333-138450), which became effective on December 1, 2006, and, pursuant to General Instruction B.3 of Form 8-K, is not additionally reported herein. The committees of the Board on which Mr. Abrams will serve have not yet been determined. Pursuant to the terms of the Stockholders Agreement, Mr. Abrams has the right to serve on each committee of the Board, other than the Strategy Committee.

ITEM 7.01 - REGULATION FD DISCLOSURE

On January 19, 2007, Crown Castle issued a press release announcing that (i) it entered into the Stock Purchase Agreement and (ii) it has updated certain elements of its outlook for full year 2007. The January 19, 2007 press release is furnished herewith as Exhibit 99.1 to this Form 8-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

10.1
Stock Purchase Agreement, dated January 19, 2007, by and among Crown Castle International Corp., Fortress Pinnacle Investment Fund LLC, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC, Greenhill Capital Partners, LLC, GCP SPV1, LLC, GCP SPV2, LLC, Abrams Capital International, Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP and 222 Partners, LLC

99.1	Press Release dated January 19, 2007

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Language Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on Crown Castle management's current expectations. Such statements include, but are not limited to, plans, projections and estimates regarding the Stock Purchase, including the financing and timing thereof. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and other factors. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expected. More information about potential risk factors that could affect the results of Crown Castle is included in Crown Castle's filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN CASTLE INTERNATIONAL CORP.

Date: January 23, 2007	By:	/s/ E. Blake Hawk

Name: E. Blake Hawk
Title: Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No. Description

10.1
Stock Purchase Agreement, dated January 19, 2007, by and among Crown Castle International Corp., Fortress Pinnacle Investment Fund LLC, FRIT PINN LLC, Fortress Registered Investment Trust, FRIT Holdings LLC, FIT GSL LLC, Greenhill Capital Partners, LLC, GCP SPV1, LLC, GCP SPV2, LLC, Abrams Capital International, Ltd., Abrams Capital Partners I, LP, Abrams Capital Partners II, LP, Whitecrest Partners, LP, Riva Capital Partners, LP and 222 Partners, LLC

99.1	Press Release dated January 19, 2007